UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hanesbrands Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

# Your **Vote** Counts!

**HANESBRANDS INC.**

2023 Annual Meeting
Vote by April 23, 2023 11:59 PM ET. For shares held in a Plan, vote by April 19, 2023 11:59 PM ET.



HANES *Brands Inc*
1000 EAST HANES MILL ROAD
WINSTON-SALEM, NC 27105

D98653-P86861

## You invested in HANESBRANDS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 24, 2023.**

## Get informed before you vote

View the notice and proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

April 24, 2023
9:00 a.m., Eastern time

Virtually at:
www.virtualshareholdermeeting.com/HBI2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>1a. Cheryl K. Beebe | For |
| 1b. Stephen B. Bratspies | For |
| 1c. Geralyn R. Breig | For |
| 1d. Mark A. Irvin | For |
| 1e. James C. Johnson | For |
| 1f. Franck J. Moison | For |
| 1g. Robert F. Moran | For |
| 1h. Ronald L. Nelson | For |
| 1i. William S. Simon | For |
| 1j. Ann E. Ziegler | For |
| 2. To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands' independent registered public accounting firm for Hanesbrands' 2023 fiscal year | For |
| 3. To approve, on an advisory basis, named executive officer compensation as described in the proxy statement for the Annual Meeting | For |
| 4. To recommend, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation | 1 Year |
| 5. To approve the amendment of the Hanesbrands Inc. 2020 Omnibus Incentive Plan as described in the proxy statement for the Annual Meeting | For |

**Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".**

D98654-P86861